UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2017

Central Index Key Number of the issuing entity: 0001716186

JPMDB Commercial Mortgage Securities Trust 2017-C7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-12	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On October 31, 2017, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of October 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class R and Class Z Certificates (collectively, the “Privately Offered Certificates”), and (iii) the Class VRR, Class VRR-A1, Class VRR-A2, Class VRR-A3, Class VRR-A4, Class VRR-A5, Class VRR-ASB, Class VRR-AS, Class VRR-B, Class VRR-C, Class VRR-D, Class VRR-E, Class VRR-F and Class VRR-G Certificates (collectively, the “Vertical Risk Retention Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about October 31, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-one (41) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 31, 2017, between the Registrant and GACC; and certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 31, 2017, between the Registrant and JPMCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Moffett Place Building 4	Exhibit 99.8	N/A
U-Haul SAC Portfolios 14, 15, 17	Exhibit 99.9	N/A
Station Place III	Exhibit 99.10	N/A
Treeview Industrial Portfolio	Exhibit 99.11	Exhibit 99.3
AHIP Northeast Portfolio I	Exhibit 99.12	N/A
First Stamford Place	Exhibit 99.13	Exhibit 99.3
521-523 East 72nd Street	Exhibit 99.14	N/A
Gateway Net Lease Portfolio	Exhibit 99.15	Exhibit 99.4
Starwood Capital Group Hotel Portfolio	Exhibit 99.16	Exhibit 99.4
General Motors Building	Exhibit 99.17	Exhibit 99.5
IRG Portfolio	Exhibit 99.18	N/A
245 Park Avenue	Exhibit 99.19	Exhibit 99.6
Walgreens Witkoff Portfolio	Exhibit 99.20	N/A
Capital Centers II & III	Exhibit 99.21	N/A
Lightstone Portfolio	Exhibit 99.22	(1)
Torre Plaza	Exhibit 99.23	Exhibit 99.3
Covance Business Center	Exhibit 99.24	N/A
Mural Lofts	Exhibit 99.25	N/A
EIP Logistics Portfolio	Exhibit 99.26	Exhibit 99.7

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
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The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 13, 2017, between the Registrant and the Underwriters, (ii) the sale of the Privately Offered Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 13, 2017, between the Registrant and the Initial Purchasers, and (iii) the sale of the Class VRR Certificates by the Registrant to Deutsche Bank AG, acting through its New York Branch (in such capacity, the “Retaining Party”), pursuant to a Class VRR Certificate Purchase Agreement, dated as of October 16, 2017, between the Registrant, German American Capital Corporation and the Retaining Party. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the Class VRR Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 16, 2017 and filed with the Securities and Exchange Commission on October 31, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $958,043,000, on October 31, 2017. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,503,613.71, were approximately $1,033,888,171.10. Of the expenses paid by the Registrant, approximately $592,274.80 were paid directly to affiliates of the Registrant, $44,562.49 in the form of fees were paid to the Underwriters, $89,124.98 were paid to or for the Underwriters and $4,962,201.03 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $116,900,296, and sold to the Retaining Party the Class VRR Certificates, having a certificate balance of $30,390,000, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206361) was originally declared effective on November 23, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Class VRR Certificates constitute an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive 2.75% (or 5.0% with respect to Excess Interest) of all amounts collected on the Mortgage Loans, net of all expenses of the Trust, and distributed on the Certificates (other than the Class R Certificates). The Horizontal Risk Retention Certificates constitute an “eligible horizontal residual interest” (as

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defined in the Risk Retention Rule). The aggregate fair value of the Horizontal Risk Retention Certificates is equal to approximately $26,162,797 (excluding accrued interest), representing approximately 2.30% of the aggregate fair value of all Classes of Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class VRR and Class R Certificates) was determined based on actual sale prices and finalized tranche sizes of such Certificates).. The fair value of the Class VRR Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class VRR and Class R Certificates), by (ii) $30,390,000, which is the initial balance of the Class VRR Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $25,590,915, representing approximately 2.25% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $56,853,461, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 10, 2017 and filed with the Securities and Exchange Commission on October 10, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of October 13, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
	4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	5.1	Legality Opinion of Sidley Austin LLP, dated October 31, 2017.
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated October 31, 2017 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 16, 2017.
	99.1	Mortgage Loan Purchase Agreement, dated as of October 31, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
	99.2	Mortgage Loan Purchase Agreement, dated as of October 31, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
	99.3	Pooling and Servicing Agreement, dated and effective as of July1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	99.4	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
	99.5	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association as trustee and Wells Fargo Bank, National Association, as certificate administrator and custodian.
	99.6	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer
	99.7	Pooling and Servicing Agreement, dated as of June 1, 2017, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.

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99.8	Co-Lender Agreement, dated as of September 28, 2017, between Deutsche Bank AG, New York Branch as the holder of note A-1, note A-2 and note A-3, and Wells Fargo Bank, National Association as the holder of note A-4, relating to the Moffett Place Building 4 Whole Loan.
99.9	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1, note A-2, note A-3 and note A-4, relating to the U-Haul SAC Portfolios 14, 15, 17 Whole Loan.
99.10	Co-Lender Agreement, dated as of October 3, 2017, between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Citi Real Estate Funding Inc., as initial note A-4 holder and initial note A-5 holder, relating to the Station Place III Whole Loan.
99.11	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder and JPMorgan Chase Bank, National Association, as initial note A-3 holder, relating to the Treeview Industrial Portfolio Whole Loan.
99.12	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as the holder of note A-1 and note A-2 holder, relating to the AHIP Northeast Portfolio I Whole Loan.
99.13	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase, National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Wells Fargo Bank, National Association, as initial note A-2-A holder and initial note A-2-B holder, relating to the First Stamford Place Whole Loan.
99.14	Co-Lender Agreement, dated as of October 6, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the 521-523 E. 72nd Street Whole Loan.
99.15	Agreement between noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as initial A-1 notes holder and initial B-1 notes holder, and Bank of America, N.A., as initial A-2 notes holder and initial B-2 notes holder, relating to the Gateway Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.
99.17	Agreement between noteholders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and initial note B-2 holder, Citigroup Global Markets Realty Corp., as initial note A-3 holder and initial note B-3 holder, Wells Fargo Bank, National Association, as initial note A-4 holder and initial note B-4 holder, and Cantor Commercial Real Estate Lending, L.P., as initial CCRE note holder, relating to the GM Building Whole Loan.
99.18	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the IRG Portfolio Whole Loan.

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99.19	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Natixis Real Estate Capital LLC, as initial note 2 holder, Deutsche Bank, AG, New York Branch, as initial note 3 holder, Société Générale, as initial note 4 holder and Barclays Bank PLC, as initial note 5 holder, relating to the 245 Park Avenue Whole Loan.
99.20	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Walgreens Witkoff Portfolio Whole Loan.
99.21	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Capital Centers II & III Whole Loan.
99.22	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Lightstone Portfolio Whole Loan.
99.23	Co-Lender Agreement, dated as of July 31, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Torre Plaza Whole Loan.
99.24	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Covance Business Center Whole Loan.
99.25	Agreement between noteholders, dated as of August 23, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A holder, Janus Henderson Global Bond Fund, as note B-1 holder, JCF – Janus Global Flexible Income Fund as note B-2 holder, JCF – Janus Global High Yield Fund, as note B-3 holder and Janus Henderson Multi-Sector Income Fund, as note B-4 holder, relating to the Mural Arts Lofts Whole Loan.
99.26	Co-Lender Agreement, dated as of June 8, 2017, between Cantor Commercial Real Estate Lending, L.P., as the holder of note A-1 and note A-2, relating to the EIP Logistics Portfolio Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

Dated:  October 31, 2017

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 13, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated October 31, 2017.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated October 31, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 16, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of October 31, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated as of October 31, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
99.3	Pooling and Servicing Agreement, dated and effective as of July1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.4	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.5	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association as trustee and Wells Fargo Bank, National Association, as certificate administrator and custodian.
99.6	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer

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99.7	Pooling and Servicing Agreement, dated as of June 1, 2017, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.
99.8	Co-Lender Agreement, dated as of September 28, 2017, between Deutsche Bank AG, New York Branch as the holder of note A-1, note A-2 and note A-3, and Wells Fargo Bank, National Association as the holder of note A-4, relating to the Moffett Place Building 4 Whole Loan.
99.9	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1, note A-2, note A-3 and note A-4, relating to the U-Haul SAC Portfolios 14, 15, 17 Whole Loan.
99.10	Co-Lender Agreement, dated as of October 3, 2017, between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Citi Real Estate Funding Inc., as initial note A-4 holder and initial note A-5 holder, relating to the Station Place III Whole Loan.
99.11	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder and JPMorgan Chase Bank, National Association, as initial note A-3 holder, relating to the Treeview Industrial Portfolio Whole Loan.
99.12	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as the holder of note A-1 and note A-2 holder, relating to the AHIP Northeast Portfolio I Whole Loan.
99.13	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase, National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Wells Fargo Bank, National Association, as initial note A-2-A holder and initial note A-2-B holder, relating to the First Stamford Place Whole Loan.
99.14	Co-Lender Agreement, dated as of October 6, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the 521-523 E. 72nd Street Whole Loan.
99.15	Agreement between noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as initial A-1 notes holder and initial B-1 notes holder, and Bank of America, N.A., as initial A-2 notes holder and initial B-2 notes holder, relating to the Gateway Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.
99.17	Agreement between noteholders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and initial note B-2 holder, Citigroup Global Markets Realty Corp., as initial note A-3 holder and initial note B-3 holder, Wells Fargo Bank, National Association, as initial note A-4 holder and initial note B-4 holder, and Cantor Commercial Real Estate Lending, L.P., as initial CCRE note holder, relating to the GM Building Whole Loan.

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99.18	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the IRG Portfolio Whole Loan.
99.19	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Natixis Real Estate Capital LLC, as initial note 2 holder, Deutsche Bank, AG, New York Branch, as initial note 3 holder, Société Générale, as initial note 4 holder and Barclays Bank PLC, as initial note 5 holder, relating to the 245 Park Avenue Whole Loan.
99.20	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Walgreens Witkoff Portfolio Whole Loan.
99.21	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Capital Centers II & III Whole Loan.
99.22	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Lightstone Portfolio Whole Loan.
99.23	Co-Lender Agreement, dated as of July 31, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Torre Plaza Whole Loan.
99.24	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as holder of note A-1 and note A-2, relating to the Covance Business Center Whole Loan.
99.25	Agreement between noteholders, dated as of August 23, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A holder, Janus Henderson Global Bond Fund, as note B-1 holder, JCF – Janus Global Flexible Income Fund as note B-2 holder, JCF – Janus Global High Yield Fund, as note B-3 holder and Janus Henderson Multi-Sector Income Fund, as note B-4 holder, relating to the Mural Arts Lofts Whole Loan.
99.26	Co-Lender Agreement, dated as of June 8, 2017, between Cantor Commercial Real Estate Lending, L.P., as the holder of note A-1 and note A-2, relating to the EIP Logistics Portfolio Whole Loan.

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